                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

                                                          Jurisdiction
                                                               of       Percent
Name                                                     Incorporation   Owned
----                                                     -------------- -------
PlaceWare Europe, Ltd................................... United Kingdom  100%